NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Growth Fund

Supplement dated December 14, 2010
to the Summary Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 14, 2010, the Board approved the addition of Wells Capital Management, Inc. (“WellsCap”) to subadvise a portion of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), alongside Neuberger Berman Management LLC and American Century Investment Management, Inc., the current subadvisers.  The Trust anticipates the commencement of WellsCap’s activities as a subadviser on or about January 18, 2011 (the “Effective Date”). As of the Effective Date, the Summary Prospectus shall be modified as follows:

1.            On page 2, the second paragraph under “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental research and quantitative analysis to seek fast-growing companies with above average sales and competitive returns on equity relative to their peers, another subadviser makes its investment decisions primarily on analysis of individual companies, and not on broad economic forecasts, based on the belief that, over the long term, stock price movements follow growth in earnings and revenues, and the third subadviser seeks superior long-term results by identifying growth companies at an early or transitional stage of their development, before their potential is discovered by the market.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

2.            On page 3, the following information is added under “Portfolio Management – Subadvisers:”

Wells Capital Management, Inc. (“WellsCap”)

3.            On page 3, the following information is added to the table shown under “Portfolio Management – Portfolio Managers:”

Portfolio Managers	Title	Length of Service
WellsCap
Jerome C. Philpott, CFA	Senior Portfolio Manager	Since 2003
Stuart O. Roberts	Senior Portfolio Manager	Since 2003

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